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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 23, 2008
                                ----------------
              Date of Report (Date of the earliest event reported)


                             SIMULATIONS PLUS, INC.
                             ----------------------
              Exact name of registrant as specified in its charter


     CALIFORNIA                     001-32046                   95-4595609
----------------------        ----------------------       ---------------------
State of Incorporation        Commission File Number           IRS Employer
                                                           Identification Number

            42505 10TH STREET WEST, LANCASTER, CALIFORNIA 93534-7059
            --------------------------------------------------------
           Address of principal executive offices, including zip code

                                  661-723-7723
                                  ------------
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Security Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

         On October 23, 2008, Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we"), issued a press release announcing a share repurchase program. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

         The board of directors has authorized a share repurchase program enabling the buyback of up to $2.5 million of our shares during a 12-month period beginning Monday, October 27, 2008. The Company has opened an account with Citigroup Smith Barney for the purchase of such securities. Funds for any stock purchases will be drawn from the Company's then-current cash reserves.

         In implementing a share repurchase program, the Company will comply with the safe harbor provisions contained in Rule 10b-18 under the Securities and Exchange Act of 1934, as amended. Rule 10b-18, as such rule may be amended in the future, shall take precedence over the terms of this program to the extent any conflict should exist or arise in the future.

         This report on Form 8-K (the "Report"), including the disclosures set forth herein and exhibits attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

         Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

                  99.1     Press release dated October 23, 2008.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SIMULATIONS PLUS, INC.



Dated: October 23, 2008                 By: /s/ Momoko Beran
                                            --------------------
                                            Momoko Beran
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                    Description

99.1              Press release dated October 23, 2008.